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                                                                 October 1, 2001
 FUND PROFILE
T. ROWE PRICE
International Funds--ForeignBond Funds

 Two international income funds seeking high current income and capital appreciation from foreign fixed-income securities.
This profile summarizes key information about the funds that is included in the funds' prospectus. The funds' prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com. TROWEPRICELOGO
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FUND PROFILE
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 What are each fund's objectives and principal investment strategies?

   International Bond Fund
   Objective: The fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S.

   Strategy: The fund will normally invest at least 65% of its total assets in high-quality (AA or better) foreign bonds but may invest up to 20% of assets in below investment-grade, high-risk bonds, including those in default or with the lowest rating. Up to 20% of assets may be invested in dollar-denominated foreign bonds such as Brady and other emerging market bonds.

   Although we expect to maintain an intermediate to long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. The fund has wide flexibility to purchase and sell currencies and engage in hedging transactions. However, we normally do not attempt to cushion the impact of foreign currency fluctuations on the dollar. Therefore, the fund is likely to be heavily exposed to foreign currencies.

   Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as demand and supply trends and currency values. The fund generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where we believe the currency risk can be minimized through hedging. The fund sells holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into higher-yielding securities, or to alter geographic or currency exposure.

   Emerging Markets Bond Fund
   Objective: The fund seeks to provide high income and capital appreciation.

   Strategy: The fund will normally invest at least 65% (and potentially all) of its total assets in the government or corporate debt securities of emerging nations. Fund holdings may include the lowest-rated bonds, including those in default.

   There are no maturity restrictions, and the fund's weighted average maturity normally ranges between five and 10 years but may vary substantially because of market conditions. Under normal circumstances, most of the fund's total assets are expected to be denominated in U.S. dollars, and the fund will not usually attempt to cushion the impact of foreign currency fluctuations on the dollar. Security selection relies heavily on research, which analyzes political and economic trends as well as creditworthiness. The fund tends to favor bonds it expects will be upgraded. The fund sells holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into higher-yielding securities, or to alter geographic or currency exposure.
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FUND PROFILE
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   Further information about each fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.

 Table 1  International Funds Comparison Guide
                                                                          Expected
                                                                            risk
                                                                          relative
                          Geographic     Quality of     Normal currency      to
  Fund                      focus        securities        exposure      one another

  International Bond     Outside U.S.  Primarily high        High            High
                                           quality
                         ---------------------------------------------------------------
  Emerging Markets Bond  Outside U.S.  Primarily lower      Varies          Highest
                                           quality
 --------------------------------------------------------------------------------------------



  .Both of these funds are considered "nondiversified" for purposes of the Investment Company Act of 1940.


 What are the main risks of investing in the funds?

   The risk profiles of the funds vary with the types of bonds they purchase, their degree of currency exposure, and whether they invest in developed markets, emerging markets, or both. Of the two funds, Emerging Markets Bond is more risky, with higher potential for sharp price declines.

  .Interest rate risk This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Because prices of long-term bonds are more sensitive to interest rate changes than prices of short-term bonds, the funds have greater interest rate risk than short-term bond funds.

  .Credit risk This is the chance that a fund's holding will have its credit downgraded or will default (the failure of an issuer to make timely payments of interest or principal), potentially reducing the fund's share price and income level. Of the two funds, Emerging Markets Bond has higher credit risk because the average credit quality of its holdings is lower. (See emerging market risk discussion.)

  .Nondiversified risk Because they are nondiversified, each fund can invest more of its assets in a smaller number of issuers than diversified funds. This could result in greater potential losses than funds investing in a broader variety of issues.

  .Currency risk This is the risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on each fund's holdings can be significant and long-lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. The International Bond Fund is normally heavily exposed
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FUND PROFILE
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   to foreign currencies, so that changes in currency exchange rates are likely to play a significant role in fund performance. Bonds held in the Emerging Markets Bond Fund are often denominated in U.S. dollars to improve their marketability, but this does not protect them from substantial price declines in the face of political and economic turmoil. In addition, many emerging market currencies cannot be effectively hedged. Currency trends are unpredictable, and to the extent each fund purchases and sells currencies, it will also be subject to the risk that its trading strategies, including efforts at hedging, will not succeed. Furthermore, hedging costs can be significant and reduce fund net asset value, and many emerging market currencies cannot be effectively hedged.

  .Emerging market risk The funds' investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade and capital, trade barriers, and other protectionist or retaliatory measures. Some countries have legacies of hyperinflation and currency devaluations versus the dollar (which adversely affects returns to U.S. investors). Significant devaluations have occurred in recent years in Russia, Brazil, and other Asian and Latin American nations. Governments of some emerging market countries have defaulted on their bonds and investors in this sector must be prepared for similar events in the future.

  .Other risks of foreign investing Other risks result from the varying stages of economic and political development of foreign countries, the differing regulatory environments, trading days, and accounting standards of non-U.S. markets, and higher transaction costs. Government interference in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would also hurt the funds.

  .Derivatives risk To the extent the funds use these instruments, they may be exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  .Each fund's share price may decline, so when you sell your shares, you may lose money. An investment in each fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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FUND PROFILE
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 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Neither fund is suitable for near-term financial goals. Your decision should take into account whether you have any other foreign bond investments. If not, you may wish to invest in the International Bond Fund to gain broad exposure to opportunities abroad. The Emerging Markets Bond Fund may be an appropriate part of your portfolio if you are supplementing existing holdings that are primarily in developed foreign markets and can accept the potentially greater volatility of emerging markets.

   Each fund can be used in both regular and tax-deferred accounts, such as IRAs.

  .The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.


 How has each fund performed in the past?

   The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the charts.

 LOGO                         LOGO




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FUND PROFILE
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
                                          Calendar Year Total Returns
      Fund        "91"    "92"   "93"    "94"    "95"    "96"    "97"     "98"    "99"    "00"
 -----------------------------------------------------------------------------------------------------
  International
  Bond           17.75   2.40   20.00   -1.84   20.30    7.13   -3.17    15.03   -7.86   -3.13
  Emerging          --     --      --      --   25.81   36.77   16.83   -23.09   22.97   15.20
  Markets Bond
 -----------------------------------------------------------------------------------------------------

 International Bond       Quarter ended Total return

 Best quarter   3/31/95   12.51%

 Worst quarter  3/31/97   -5.59%

 Emerging Markets Bond    Quarter ended Total return

 Best quarter   6/30/95   17.56%

 Worst quarter  9/30/98   -30.20%


 Table 2  Average Annual Total Returns
                               Periods ended 09/30/2001
                                          Shorter of 10 years
                         1 year  5 years  or since inception    Inception date
 ------------------------
  International Bond
  Fund                   4.54%    0.66%          5.41%             9/10/86
  J.P. Morgan Non-U.S.
  Dollar Government
  Bond Index             4.64     1.45           6.09
  Lipper International
  Income Funds Average   6.67     3.08           6.05

  Emerging Markets Bond
  Fund                   4.95%    7.45%         12.85%             12/30/94
  J.P. Morgan Emerging
  Markets Bond Index
  Plus                   1.77     8.61          14.49
  Lipper Emerging
  Markets Debt Funds     2.84     4.63          10.11
  Average
 ------------------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


 Table 3  Fees and Expenses of the Funds*
                                        Annual fund operating expenses
                                 (expenses that are deducted from fund assets)

                                                Total annual    Fee waiver/
          Fund           Management   Other    fund operating     expense       Net
 ------------------------   fee      expenses     expenses     reimbursement  expenses  -----

  International Bond       0.67%      0.24%        0.91%             --        0.91%
                         ---------------------------------------------------------------
  Emerging Markets         0.77       0.39         1.16            0.05%       1.21
  Bond/a/
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


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FUND PROFILE
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 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

 /a/Effective January 1, 1999, T. Rowe Price International contractually obligated itself to waive its fees and bear any expenses through December 31, 2000, to the extent such fees or expenses would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price International by the fund whenever the fund's expense ratio is below 1.25%; however, no reimbursement will be made after December 31, 2002, or if it would result in the expense ratio exceeding 1.25%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

  Fund                   1 year   3 years  5 years  10 years
 -------------------------------------------------------------
  International Bond      $ 93     $290     $504     $1,120
                         -------------------------------------
  Emerging Markets Bond    123      384      665      1,466
 -------------------------------------------------------------



 Who manages the funds?

   T. Rowe Price International is responsible for the selection and management of each fund's portfolio investments. The company, a wholly owned subsidiary of T. Rowe Price Associates, is the successor to Rowe Price-Fleming International ("Price-Fleming"), a joint venture established in 1979 between
   T. Rowe Price Associates and Robert Fleming Holdings ("Flemings"). In 2000,
   T. Rowe Price became the sole owner of Price-Fleming and renamed the company
   T. Rowe Price International. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202. Offices are also located in London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.

   International Bond Fund
   Ian Kelson manages the fund day to day and has been chairman of its Investment Advisory Committee since 2001. He joined T. Rowe Price International in 2000 as the head of international fixed-income investments. Prior to joining T. Rowe Price International, he spent 10 years as Chief Investment Officer, Fixed Income at Morgan Grenfell/Deutsche Asset Management.
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FUND PROFILE
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   Emerging Markets Bond Fund
   Michael Conelius manages the fund day to day and has been chairman of its Investment Advisory Committee since 2001. He joined T. Rowe Price International in 1995 and has been responsible for portfolio management and analysis of emerging markets debt since that time. He joined T. Rowe Price in 1988 as a financial analyst.

 To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan's toll-free number for additional information. Also note that this profile may include funds not available through your plan.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 When will I receive income and capital gain distributions?

   Each fund distributes income monthly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
LOGO
                                                                     RPS C02-035
 T. Rowe Price Investment Services, Inc., Distributor
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  . brokerage services; and

  . asset manager accounts.